(2_FIDELITY_LOGOS)

FIDELITY FIFTY

SEMIANNUAL REPORT
DECEMBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE    3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE            4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK              6    THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES     9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS            10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS   16   STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                  20   NOTES TO THE FINANCIAL STATEMENTS.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Fidelity Fifty has a 3% sales charge, which was waived beginning January 1, 1995 through December 31, 1998. CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997          PAST 6   PAST 1   LIFE OF
                                         MONTHS   YEAR     FUND

FIDELITY FIFTY                           5.93%    23.06%   107.58%

FIDELITY FIFTY (INCL. 3% SALES CHARGE)   2.75%    19.36%   101.35%

S&P 500 (REGISTERED TRADEMARK)           10.58%   33.36%   134.17%

CAPITAL APPRECIATION FUNDS AVERAGE       8.97%    20.36%   N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on September 17, 1993. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 238 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997                PAST 1   LIFE OF
                                               YEAR     FUND

FIDELITY FIFTY                                 23.06%   18.56%

FIDELITY FIFTY (INCL. 3% SALES CHARGE)         19.36%   17.72%

S&P 500                                        33.36%   21.94%

CAPITAL APPRECIATION FUNDS AVERAGE             20.36%   N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19971231 19980120 175630 S00000000000001
             Fidelity Fifty              S&P 500
             00500                       SP001
  1993/09/17       9700.00                    10000.00
  1993/09/30       9971.60                    10012.20
  1993/10/31      10369.30                    10219.45
  1993/11/30      10204.40                    10122.36
  1993/12/31      10272.24                    10244.84
  1994/01/31      10660.60                    10593.17
  1994/02/28      10505.25                    10306.09
  1994/03/31       9990.67                     9856.75
  1994/04/30      10116.89                     9982.91
  1994/05/31      10126.60                    10146.63
  1994/06/30       9874.16                     9898.04
  1994/07/31      10262.53                    10222.70
  1994/08/31      10796.53                    10641.83
  1994/09/30      10767.40                    10381.10
  1994/10/31      10990.71                    10614.68
  1994/11/30      10495.55                    10228.09
  1994/12/31      10682.65                    10379.77
  1995/01/31      10623.74                    10648.92
  1995/02/28      11065.57                    11063.91
  1995/03/31      11536.87                    11390.41
  1995/04/30      11860.88                    11725.85
  1995/05/31      12302.72                    12194.54
  1995/06/30      12862.38                    12477.82
  1995/07/31      13520.22                    12891.58
  1995/08/31      13547.85                    12923.94
  1995/09/30      13994.60                    13469.33
  1995/10/31      13610.19                    13421.24
  1995/11/30      14181.61                    14010.43
  1995/12/31      14115.33                    14280.28
  1996/01/31      14474.47                    14766.38
  1996/02/29      14866.26                    14903.26
  1996/03/31      14909.79                    15046.78
  1996/04/30      15225.40                    15268.57
  1996/05/31      15508.36                    15662.35
  1996/06/30      15236.28                    15722.02
  1996/07/31      14126.21                    15027.42
  1996/08/31      14412.90                    15344.35
  1996/09/30      15039.55                    16207.93
  1996/10/31      15358.57                    16654.94
  1996/11/30      16497.93                    17913.89
  1996/12/31      16362.51                    17559.02
  1997/01/31      17201.62                    18656.10
  1997/02/28      17026.80                    18802.37
  1997/03/31      16001.23                    18029.78
  1997/04/30      16817.03                    19106.16
  1997/05/31      18157.26                    20269.34
  1997/06/30      19008.02                    21177.40
  1997/07/31      20534.72                    22862.49
  1997/08/31      19821.88                    21581.73
  1997/09/30      20974.46                    22763.77
  1997/10/31      19467.24                    22003.46
  1997/11/30      19707.88                    23022.00
  1997/12/31      20134.90                    23417.28
IMATRL PRASUN   SHR__CHT 19971231 19980120 175633 R00000000000055
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Fifty on September 17, 1993, when the fund started, and the current 3% sales charge was paid. As the chart shows, by December 31, 1997, the value of the investment would have grown to $20,135 - a 101.35% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $23,417 - a 134.17% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Scott Stewart, Portfolio Manager of Fidelity Fifty
Q. HOW DID THE FUND PERFORM, SCOTT?
A. It was a difficult period over the past six months, but the fund was ahead of its peers for the year. For the six months that ended December 31, 1997, the fund returned 5.93%. This trailed the capital appreciation funds average, which returned 8.97% according to Lipper Analytical Services. The Standard & Poor's 500 Index returned 10.58%. For the 12 months that ended December 31, 1997, the fund returned 23.06%, while the Lipper group and S&P 500 returned 20.36% and 33.36%, respectively.
Q. WHAT FACTORS AFFECTED PERFORMANCE?
A. Market dynamics played a key role. Through the end of September, stocks of small- and medium-sized companies - which Fidelity Fifty tends to emphasize to a greater extent than the S&P 500 - performed nicely relative to the large-capitalization stocks that heavily weight the S&P 500. In fact, the Russell 2000 Index - which measures the performance of small-cap stocks - outgained the S&P 500 by a healthy margin during the months of August and September. Beginning in October, however, the fortunes of small-cap stocks took a downturn as global volatility - specifically caused by currency turmoil in Southeast Asia - came into play. When markets experience the type of turmoil we saw during that time, investors tend to favor larger, more steady stocks over smaller, aggressive-growth stocks. Since Asia accounts for a significant portion of world semiconductor production, most of the fund's semiconductor equipment stocks - such as KLA Tencor, which the fund no longer held at the end of the period, and ASM Lithography - declined during this turmoil. In addition, some of the fund's positions with considerable Asian business exposure were hurt. Citicorp, the fund's largest holding at the end of the period, was a prime example. Citicorp remained a top holding at the end of the period because I felt the impact of this Asian volatility - over the long-term - would be small. The company also has good risk controls in place.
Q. IN TERMS OF PORTFOLIO VOLATILITY, HOW DOES A FUND SUCH AS FIDELITY FIFTY - WHICH IS COMPRISED OF BETWEEN 50 TO 60 STOCKS - FARE RELATIVE TO A MORE DIVERSIFIED STOCK FUND WHEN EVENTS OCCUR SUCH AS WE HAD IN ASIA?
A. Because of the concentration of this fund, it will most likely experience a stronger jolt than a diversified stock fund will in times of volatility. A diversified stock fund invests in hundreds of different stocks in all sorts of industries. With Fidelity Fifty, I try to maintain a good degree of diversity among those 50 to 60 stocks.
Q. WHEN THE MARKET CHANGES TO REWARD STOCKS OF DIFFERENT SIZES, DO YOU CHANGE YOUR INVESTING PHILOSOPHY?
A. Over the long term, individual stock selection will provide the primary source of active performance. However, market dynamics, such as the significant outperformance of large-cap stocks during the past few years, may dominate stock selection over shorter periods of time. The bottom-up process I follow - choosing stocks based more on a company's business prospects than on industry or economic trends - leads to the selection of large-cap names as well as small- and medium-cap stocks. However, I don't try to actively switch between large- and small-caps in anticipation of the outperformance of one category over the other. This would be market timing and - similar to trying to predict the direction of interest rates - is usually an exercise in futility. Many unpredictable factors, such as the economic climate and interest rates, determine the performance of large stocks versus small stocks.
Q. SIX MONTHS AGO YOU EXPLAINED WHY HOLDING FUTURES CAN BE AN EFFECTIVE PART OF YOUR STRATEGY. DID YOU CONTINUE TO USE THESE INSTRUMENTS DURING THE PERIOD?
A. I did. Futures - which made up around 9% of the fund's assets at the end of the period - have been a part of my strategy since the fund began in 1993. Investing in futures - either of the S&P 500 or Russell 2000 variety - allows the fund to stay fully invested while shareholders move money into and out of it. The way I think of it is that returns from futures plus the fund's cash position equals the approximate return of stocks. That is, the profits from futures, plus the fund's base of cash added together can perform very much like a stock index does. During the period, the fund's Russell 2000 futures performed well when small-caps surged, and the S&P 500 futures contributed positively as large-cap stocks regained momentum in the fourth quarter.
Q. YOU INCREASED THE FUND'S MEDIA-RELATED STOCKS DURING THE PERIOD. WHAT WAS THE DRAW?
A. Two of the fund's larger media stock positions - Viacom and CBS Corp. - performed well for different reasons. Viacom realized strong performance from both its movie production and Blockbuster video rental businesses. After a period of sluggish growth, investors finally started to recognize the value of Blockbuster. CBS benefited after a string of acquisitions and proactive restructuring efforts began to show signs of taking hold.
Q. WHICH STOCKS PERFORMED WELL? WERE THERE ANY DISAPPOINTMENTS?
A. Positions that contributed positively included thrift stock Dime Bancorp - which benefited from improved balance-sheet management, loan growth and takeovers in the finance industry; Falcon Drilling, which specializes in deep-water oil exploration; and retail stock TJX Companies. Among the disappointments were business-service stock Sitel and disk-drive manufacturer Quantum.
Q. WHAT'S YOUR OUTLOOK?
A. Not to sound like a broken record, but I'm a firm believer that earnings and interest rates are the two main factors behind stock performance. With the currency and potential economic crises in Asia - and the expected slowing of global growth as a result - earnings growth for multinational companies may be at risk. In the short term, at least, deflation in some overseas markets - a scenario in which goods and products become cheaper for U.S. consumers - appears to indicate that interest rates will remain relatively stable. If interest rates rise, large-cap stocks could suffer. That being said, my goal continues to be to find attractive stocks one at a time and not try to time the markets.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

SCOTT STEWART DISCUSSES THE
FINANCE AND ENERGY SERVICE
SECTORS:
"As interest-rate levels
continued to decline during the
period, and banks reduced their
expenses, FINANCE stocks became
more attractive. Several large
banks - including BankAmerica
and NationsBank - successfully
integrated recent acquisitions.
The fund also realized positive
contributions from Dime Bancorp,
a thrift-related position that
experienced increased profitability.
There was a slew of positive
consolidation activity in the finance
industry, and I think there's more
to come.
"The fund also realized solid
contributions from its ENERGY
SERVICE and drilling stocks,
including Falcon Drilling and
BJ Services. While oil prices have
dropped recently, a company like
Falcon Drilling might continue to
perform well. The company is
involved more in deep-water oil
exploration, where the oil reserves
are more plentiful. Deep-water
exploration is expensive, but the
rewards can be fruitful."
FUND FACTS
GOAL: to increase the value of
the fund's shares by investing
mainly in equity securities,
normally 50 to 60 stocks
FUND NUMBER: 500
TRADING SYMBOL: FFTYX
START DATE: September 17, 1993
SIZE: as of December 31,
1997, more than $174 million
MANAGER: Scott Stewart, since
1993; founder and head of
Fidelity's Structured Equity
Group, since 1987; joined
Fidelity in 1987
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF DECEMBER 31, 1997
                                  % OF FUND'S    % OF FUND'S INVESTMENTS
                                  INVESTMENTS    IN THESE STOCKS
                                                 6 MONTHS AGO

CITICORP                          2.9            0.0

TJX COMPANIES, INC.               2.8            2.2

VIACOM, INC. CLASS B (NON-VTG.)   2.8            1.1

FALCON DRILLING, INC.             2.7            1.3

ENRON OIL & GAS CO.               2.5            0.0

MCI COMMUNICATIONS CORP.          2.4            0.0

CBS CORP.                         2.4            0.0

COLUMBIA/HCA HEALTHCARE CORP.     2.4            0.0

MICROSOFT CORP.                   2.3            1.8

CENDANT CORP.                     2.3            0.0

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1997
                     % OF FUND'S    % OF FUND'S INVESTMENTS
                     INVESTMENTS    IN THESE MARKET SECTORS
                                    6 MONTHS AGO

TECHNOLOGY           18.1           11.6

HEALTH               8.4            7.3

FINANCE              8.2            12.6

MEDIA & LEISURE      7.6            4.8

RETAIL & WHOLESALE   7.6            7.1

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF DECEMBER 31, 1997 * AS OF JUNE 30, 1997 **
ROW: 1, COL: 1, VALUE: 97.2
ROW: 1, COL: 2, VALUE: 2.8
STOCKS AND
EQUITY FUTURES 97.4%
SHORT-TERM
INVESTMENTS 2.6%
FOREIGN
INVESTMENTS 4.7%
STOCKS AND
EQUITY FUTURES 97.2%
SHORT-TERM
INVESTMENTS 2.8%
FOREIGN
INVESTMENTS 5.6%
ROW: 1, COL: 1, VALUE: 97.40000000000001
ROW: 1, COL: 2, VALUE: 2.6
*
**
INVESTMENTS DECEMBER  31, 1997 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 88.2%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 2.0%
Gulfstream Aerospace Corp. (a)  118,100 $ 3,454,417
BASIC INDUSTRIES - 1.5%
CHEMICALS & PLASTICS - 1.5%
Witco Corp.   65,800  2,685,463
CONSTRUCTION & REAL ESTATE - 1.3%
BUILDING MATERIALS - 1.3%
American Standard Companies, Inc. (a)  60,100  2,302,581
DURABLES - 1.4%
AUTOS, TIRES, & ACCESSORIES - 1.4%
Tower Automotive, Inc. (a)  57,000  2,397,563
ENERGY - 6.5%
ENERGY SERVICES - 2.7%
Falcon Drilling, Inc. (a)  137,500  4,821,094
OIL & GAS - 3.8%
Cooper Cameron Corp. (a)  36,300  2,214,300
Enron Oil & Gas Co.   207,000  4,385,813
  6,600,113
TOTAL ENERGY   11,421,207
FINANCE - 8.2%
BANKS - 2.9%
Citicorp  40,600  5,133,363
CREDIT & OTHER FINANCE - 0.6%
FIRSTPLUS Financial Group, Inc. (a)  25,000  959,375
INSURANCE - 2.6%
AFLAC, Inc.  63,100  3,225,988
AMBAC, Inc.  30,000  1,380,000
  4,605,988
SAVINGS & LOANS - 2.1%
Dime Bancorp., Inc.  123,700  3,741,925
TOTAL FINANCE   14,440,651
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - 8.4%
DRUGS & PHARMACEUTICALS - 3.4%
American Home Products Corp.   50,800 $ 3,886,200
Aviron (a)  43,900  1,190,788
ViroPharma, Inc.   50,000  881,250
  5,958,238
MEDICAL FACILITIES MANAGEMENT - 5.0%
Columbia/HCA Healthcare Corp.   140,000  4,147,500
HEALTHSOUTH Corp. (a)  84,000  2,331,000
United HealthCare Corp.   46,400  2,305,500
  8,784,000
TOTAL HEALTH   14,742,238
INDUSTRIAL MACHINERY & EQUIPMENT - 7.5%
ELECTRICAL EQUIPMENT - 3.4%
Alcatel Alsthom Compagnie Generale d'Electricite
 SA sponsored ADR  136,700  3,460,219
Loral Space & Communications Ltd. (a)  120,200  2,576,788
  6,037,007
INDUSTRIAL MACHINERY & EQUIPMENT - 2.2%
ASM Lithography Holding NV (a)  14,400  972,000
United States Filter Corp. (a)  99,000  2,963,813
  3,935,813
POLLUTION CONTROL - 1.9%
USA Waste Services, Inc. (a)  84,100  3,300,925
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   13,273,745
MEDIA & LEISURE - 7.6%
BROADCASTING - 2.4%
CBS Corp.   142,476  4,194,137
ENTERTAINMENT - 3.7%
King World Productions, Inc.   28,000  1,617,000
Viacom, Inc. Class B (non-vtg.) (a)  118,400  4,906,200
  6,523,200
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
PUBLISHING - 1.5%
Harcourt General, Inc.   48,000 $ 2,628,000
TOTAL MEDIA & LEISURE   13,345,337
NONDURABLES - 5.4%
BEVERAGES - 1.5%
Coca-Cola Co. (The)  40,000  2,665,000
FOODS - 1.4%
General Mills, Inc.   34,000  2,435,250
HOUSEHOLD PRODUCTS - 2.5%
Avon Products, Inc.   38,000  2,332,250
Procter & Gamble Co.   26,200  2,091,088
  4,423,338
TOTAL NONDURABLES   9,523,588
PRECIOUS METALS - 0.8%
Newmont Gold Co.   47,300  1,410,131
RETAIL & WHOLESALE - 7.6%
APPAREL STORES - 4.6%
Payless ShoeSource, Inc. (a)  46,900  3,148,163
TJX Companies, Inc.   145,600  5,005,000
  8,153,163
GENERAL MERCHANDISE STORES - 1.8%
Consolidated Stores Corp. (a)  70,875  3,114,070
RETAIL & WHOLESALE, MISCELLANEOUS - 1.2%
Corporate Express, Inc. (a)  157,000  2,021,375
TOTAL RETAIL & WHOLESALE   13,288,608
SERVICES - 6.3%
ADVERTISING - 1.7%
Omnicom Group, Inc.   70,000  2,966,250
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - CONTINUED
SERVICES - 4.6%
AccuStaff, Inc. (a)  87,500 $ 2,012,500
Cendant Corp. (a)  118,962  4,089,319
Computer Horizons Corp. (a)  27,000  1,228,500
Sitel Corp. (a)  94,300  860,488
  8,190,807
TOTAL SERVICES   11,157,057
TECHNOLOGY - 18.1%
COMMUNICATIONS EQUIPMENT - 1.6%
Newbridge Networks Corp. (a)  81,000  2,824,875
COMPUTER SERVICES & SOFTWARE - 10.7%
First Data Corp.  45,000  1,316,250
Keane, Inc. (a)  63,000  2,559,375
Manugistics Group, Inc. (a)  51,000  2,275,875
Microsoft Corp. (a)  32,000  4,136,000
Remedy Corp. (a)  29,000  609,000
Siebel Systems, Inc. (a)  57,000  2,383,313
SunGard Data Systems, Inc. (a)  93,200  2,889,200
Synopsys, Inc. (a)  58,000  2,073,500
Systems Software Associates, Inc. (a)  70,000  612,500
  18,855,013
COMPUTERS & OFFICE EQUIPMENT - 2.4%
EMC Corp. (a)  96,000  2,634,000
Quantum Corp. (a)  58,000  1,163,625
SanDisk Corp. (a)  25,000  507,813
  4,305,438
ELECTRONIC INSTRUMENTS - 1.6%
Aeroflex, Inc. (a)  159,700  1,397,375
Tech-Sym Corp. (a)  57,000  1,449,938
  2,847,313
ELECTRONICS - 1.8%
Solectron Corp. (a)  74,000  3,075,625
TOTAL TECHNOLOGY   31,908,264
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 3.2%
AIR TRANSPORTATION - 1.6%
Alaska Air Group, Inc. (a)  74,400 $ 2,883,000
TRUCKING & FREIGHT - 1.6%
USFreightways Corp.   84,300  2,739,750
TOTAL TRANSPORTATION   5,622,750
UTILITIES - 2.4%
TELEPHONE SERVICES - 2.4%
MCI Communications Corp.   100,000  4,281,250
TOTAL COMMON STOCKS
(Cost $139,893,610)   155,254,850
U.S. TREASURY OBLIGATIONS - 0.4%
  PRINCIPAL
  AMOUNT
U.S. Treasury Bill, yields at date of purchase
 5.24% - 5.28%, 1/8/98 (c) $ 550,000  549,593
U.S. Treasury Bill, yield at date of purchase
 5.20%, 3/5/98 (c)  200,000  198,223
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $747,173)   747,816
CASH EQUIVALENTS - 11.4%
  AMOUNT SH
 SHARES
Taxable Central Cash Fund (b) (Cost $20,133,864)  20,133,864
20,133,864
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $160,774,647)  $ 176,136,530
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
14 Midcap 400 Stock
Index Futures Contract Mar. 1998 $ 2,346,050 $ 60,147
20 Russell 2000 Stock
Index Futures Contract Mar. 1998  4,413,500  125,375
37 S&P 500 Stock
Index Futures Contract Mar. 1998  9,056,675  34,669
        $ 220,191
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 9.0%
LEGEND
1. Non-income producing
2. At period end, the seven-day yield of the Taxable Central Cash Fund was 5.69%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security was pledged to cover margin requirements for futures contracts. At the period end the value of securities pledged amounted to $648,705.
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $160,779,785. Net unrealized appreciation aggregated $15,356,745, of which $22,472,994 related to appreciated investment securities and $7,116,249 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1997 (UNAUDITED)

4.ASSETS                                                      5.            6.

7.INVESTMENT IN SECURITIES, AT VALUE (COST $160,774,647) -    8.            $ 176,136,530
SEE ACCOMPANYING SCHEDULE

9.RECEIVABLE FOR INVESTMENTS SOLD                             10.            1,156,879

11.RECEIVABLE FOR FUND SHARES SOLD                            12.            1,612,364

13.DIVIDENDS RECEIVABLE                                       14.            64,487

15.INTEREST RECEIVABLE                                        16.            90,101

17.RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS        18.            28,768

19.OTHER RECEIVABLES                                          20.            11,224

21. 22.TOTAL ASSETS                                           23.            179,100,353

24.LIABILITIES                                                25.           26.

27.PAYABLE FOR INVESTMENTS PURCHASED                          $ 2,850,195   28.

29.PAYABLE FOR FUND SHARES REDEEMED                            1,156,664    30.

31.ACCRUED MANAGEMENT FEE                                      59,951       32.

33.OTHER PAYABLES AND ACCRUED EXPENSES                         67,291       34.

35. 36.TOTAL LIABILITIES                                      37.            4,134,101

38.39.NET ASSETS                                              40.           $ 174,966,252

41.NET ASSETS CONSIST OF:                                     42.           43.

44.PAID IN CAPITAL                                            45.           $ 149,317,567

46.UNDISTRIBUTED NET INVESTMENT INCOME                        47.            85,378

48.ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS)         49.            9,981,233
ON INVESTMENTS

50.NET UNREALIZED APPRECIATION (DEPRECIATION) ON              51.            15,582,074
INVESTMENTS

52.53.NET ASSETS, FOR 11,498,074 SHARES OUTSTANDING           54.           $ 174,966,252

55.56.NET ASSET VALUE, OFFERING PRICE AND REDEMPTION          57.            $15.22
PRICE
PER SHARE ($174,966,252 (DIVIDED BY) 11,498,074 SHARES)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)

58.INVESTMENT INCOME                                        60.            $ 450,560
59.DIVIDENDS

61.INTEREST                                                 62.             490,545

63. 64.TOTAL INCOME                                         65.             941,105

66.EXPENSES                                                 67.            68.

69.MANAGEMENT FEE                                           $ 510,362      70.
BASIC FEE

71. PERFORMANCE ADJUSTMENT                                   (138,676)     72.

73.TRANSFER AGENT FEES                                       228,200       74.

75.ACCOUNTING FEES AND EXPENSES                              51,725        76.

77.NON-INTERESTED TRUSTEES' COMPENSATION                     871           78.

79.CUSTODIAN FEES AND EXPENSES                               5,738         80.

81.REGISTRATION FEES                                         35,296        82.

83.AUDIT                                                     14,115        84.


85.LEGAL                                                     881           86.


87.MISCELLANEOUS                                             10,020        88.

89. TOTAL EXPENSES BEFORE REDUCTIONS                         718,532       90.

91. EXPENSE REDUCTIONS                                       (23,417)       695,115

92.93.NET INVESTMENT INCOME                                 94.             245,990

95.REALIZED AND UNREALIZED GAIN (LOSS)                      97.            98.
96.NET REALIZED GAIN (LOSS) ON:

99. INVESTMENT SECURITIES                                    16,561,715    100.

101. FUTURES CONTRACTS                                       510,362        17,072,077

102.CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)    103.           104.
ON:

105. INVESTMENT SECURITIES                                   (8,475,986)   106.

107. FUTURES CONTRACTS                                       145,733        (8,330,253)

108.109.NET GAIN (LOSS)                                     110.            8,741,824

111.112.NET INCREASE (DECREASE) IN NET ASSETS RESULTING     113.           $ 8,987,814
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS ENDED    YEAR ENDED
                                                         DECEMBER 31, 1997   JUNE 30,
                                                         (UNAUDITED)         1997

114.INCREASE (DECREASE) IN NET ASSETS

115.OPERATIONS                                           $ 245,990           $ 802,830
NET INVESTMENT INCOME

116. NET REALIZED GAIN (LOSS)                             17,072,077          22,806,133

117. CHANGE IN NET UNREALIZED APPRECIATION                (8,330,253)         7,857,885
(DEPRECIATION)

118.                                                      8,987,814           31,466,848
119.NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS

120.DISTRIBUTIONS TO SHAREHOLDERS                         (495,563)           (1,070,638)
FROM NET INVESTMENT INCOME

121. FROM NET REALIZED GAIN                               (20,129,243)        (9,845,020)

122. 123.TOTAL DISTRIBUTIONS                              (20,624,806)        (10,915,658)

124.SHARE TRANSACTIONS                                    100,186,660         143,303,825
NET PROCEEDS FROM SALES OF SHARES

125. REINVESTMENT OF DISTRIBUTIONS                        20,420,246          10,824,055

126. COST OF SHARES REDEEMED                              (90,139,996)        (199,525,490)

127.128.                                                  30,466,910          (45,397,610)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM SHARE TRANSACTIONS

129.                                                      18,829,918          (24,846,420)
130.TOTAL INCREASE (DECREASE) IN NET ASSETS

131.NET ASSETS                                           132.                133.

134. BEGINNING OF PERIOD                                  156,136,334         180,982,754

135.                                                     $ 174,966,252       $ 156,136,334
END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
INCOME OF $85,378 AND $505,676, RESPECTIVELY)

136.OTHER INFORMATION                                    138.                139.
137.SHARES

140. SOLD                                                 6,182,525           9,988,553

141. ISSUED IN REINVESTMENT OF DISTRIBUTIONS              1,311,379           823,934

142. REDEEMED                                             (5,570,572)         (14,161,512)

143. NET INCREASE (DECREASE)                              1,923,332           (3,349,025)


FINANCIAL HIGHLIGHTS

144.   SIX MONTHS ENDED    YEARS ENDED JUNE 30,                 SEPTEMBER 17, 1993
       DECEMBER 31, 1997                                        (COMMENCEMENT
                                                                OF OPERATIONS) TO
                                                                JUNE 30,

145.   (UNAUDITED)         1997                   1996   1995   1994



146.SELECTED PER-SHARE
DATA

147.NET ASSET VALUE,               $ 16.31      $ 14.00     $ 13.10     $ 10.17     $ 10.00
BEGINNING
OF PERIOD

148.INCOME FROM
INVESTMENT OPERATIONS

149. NET INVESTMENT                 .02 D        .07 D       .15         .08         .02
INCOME

150. NET REALIZED AND               .94          3.16        2.12        2.97        .16
 UNREALIZED GAIN (LOSS)

151. TOTAL FROM INVESTMENT          .96          3.23        2.27        3.05        .18

 OPERATIONS

152.

153.LESS DISTRIBUTIONS

154. FROM NET INVESTMENT            (.05)        (.09)       (.13)       (.02)       (.01)
 INCOME

155. FROM NET REALIZED              (2.00)       (.83)       (1.24)      (.10)       -
GAIN

156. TOTAL DISTRIBUTIONS            (2.05)       (.92)       (1.37)      (.12)       (.01)

157.NET ASSET VALUE, END           $ 15.22      $ 16.31     $ 14.00     $ 13.10     $ 10.17
OF PERIOD

158.TOTAL RETURN B, C               5.93%        24.75%      18.46%      30.26%      1.80%

159.RATIOS AND SUPPLEMENTAL DATA

160.NET ASSETS, END OF             $ 174,966    $ 156,136   $ 180,983   $ 128,572   $ 48,359
PERIOD
 (000 OMITTED)

161.RATIO OF EXPENSES TO            .82% A       .88%        1.03%       1.22%       1.58% A
AVERAGE NET ASSETS

162.RATIO OF EXPENSES TO            .80% A, E    .84% E      .99% E      1.19% E     1.58% A
AVERAGE NET ASSETS
AFTER EXPENSE REDUCTIONS

163.RATIO OF NET                    .28% A       .53%        1.20%       1.15%       .23% A
INVESTMENT INCOME TO
AVERAGE
NET ASSETS

164.PORTFOLIO TURNOVER RATE         163% A       131%        152%        180%        320% A

165.AVERAGE COMMISSION             $ .0434      $ .0439
RATE F


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997 (Unaudited)




1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Fifty (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes infor-mation regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
the fair market value of the securities received. Interest income, which includes, accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount and losses defferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (formerly FMR Texas Inc.), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $137,501,552 and $126,128,872, respectively.
The market value of futures contracts opened and closed during the period amounted to $79,544,776 and $77,982,247, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser,FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annualized rate of .43% of average net assets after the performance adjustment.
SALES LOAD. For the period January 1, 1995 through December 31, 1998, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, will voluntarily waive the sales charge (3% of the offering price) on the sales of shares.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .26% of average net assets. ACCOUNTING FEES. FSC, an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $28,548 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $22,221 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian and transfer agent fees were reduced by $203 and $993, respectively, under these arrangement.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management &
 Research Company
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Scott D. Stewart, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Richard M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium (registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Stock Selector
TechnoQuant Growth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)

FIDELITY
FUND
SEMIANNUAL REPORT
DECEMBER 31, 1997
CONTENTS


PRESIDENT'S MESSAGE    3    NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE            4    HOW THE FUND HAS DONE OVER TIME.

FUND TALK              6    THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES     9    A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS            10   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS   20   STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                  24   NOTES TO THE FINANCIAL STATEMENTS.

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Although financial turmoil in Pacific Basin countries was a catalyst for significant volatility in U.S. markets throughout the fourth quarter, the Standard & Poor's 500 Index rose more than 33% in 1997, about three times its historical annual average. Meanwhile, bond markets - primarily influenced by a relatively steady flow of positive news on the inflation front - continued to post solid returns as the year drew to a close.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997    PAST 6   PAST 1   PAST 5    PAST 10
                                   MONTHS   YEAR     YEARS     YEARS

FIDELITY FUND                      12.48%   32.06%   155.24%   395.08%

S&P 500 (REGISTERED TRADEMARK)     10.58%   33.36%   151.62%   425.77%

GROWTH & INCOME FUNDS AVERAGE      9.93%    27.14%   125.21%   335.80%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth & income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past six months average represents a peer group of 657 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1997    PAST 1   PAST 5   PAST 10
                                   YEAR     YEARS    YEARS

FIDELITY FUND                      32.06%   20.61%   17.35%

S&P 500                            33.36%   20.27%   18.05%

GROWTH & INCOME FUNDS AVERAGE      27.14%   17.53%   15.71%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19971231 19980109 160153 S00000000000001
             Fidelity                    S&P 500
             00003                       SP001
  1987/12/31      10000.00                    10000.00
  1988/01/31      10250.37                    10421.00
  1988/02/29      10913.11                    10906.62
  1988/03/31      10712.78                    10569.60
  1988/04/30      10876.11                    10686.93
  1988/05/31      10928.08                    10779.90
  1988/06/30      11547.87                    11274.70
  1988/07/31      11435.61                    11231.86
  1988/08/31      11121.28                    10849.97
  1988/09/30      11505.01                    11312.18
  1988/10/31      11746.43                    11626.66
  1988/11/30      11595.54                    11460.40
  1988/12/31      11784.84                    11660.96
  1989/01/31      12434.46                    12514.54
  1989/02/28      12189.90                    12202.93
  1989/03/31      12488.64                    12487.26
  1989/04/30      13150.80                    13135.34
  1989/05/31      13797.56                    13667.32
  1989/06/30      13750.18                    13589.42
  1989/07/31      14819.81                    14816.55
  1989/08/31      15184.10                    15106.95
  1989/09/30      15161.97                    15045.01
  1989/10/31      14655.01                    14695.97
  1989/11/30      14865.59                    14995.77
  1989/12/31      15179.02                    15355.66
  1990/01/31      14366.31                    14325.30
  1990/02/28      14662.61                    14510.09
  1990/03/31      14951.14                    14894.61
  1990/04/30      14567.56                    14522.25
  1990/05/31      15650.11                    15938.17
  1990/06/30      15555.62                    15829.79
  1990/07/31      15409.76                    15779.13
  1990/08/31      14302.93                    14352.70
  1990/09/30      13662.76                    13653.72
  1990/10/31      13515.85                    13595.01
  1990/11/30      14112.13                    14473.25
  1990/12/31      14405.35                    14877.05
  1991/01/31      15333.87                    15525.69
  1991/02/28      16341.98                    16635.78
  1991/03/31      16715.00                    17038.36
  1991/04/30      16732.80                    17079.26
  1991/05/31      17578.34                    17817.08
  1991/06/30      16604.63                    17001.06
  1991/07/31      17347.99                    17793.31
  1991/08/31      17634.58                    18215.01
  1991/09/30      17482.38                    17910.82
  1991/10/31      17653.60                    18150.82
  1991/11/30      16590.24                    17419.34
  1991/12/31      17883.67                    19412.12
  1992/01/31      18164.62                    19051.05
  1992/02/29      18678.07                    19298.72
  1992/03/31      18112.78                    18922.39
  1992/04/30      18239.51                    19478.71
  1992/05/31      18405.23                    19574.15
  1992/06/30      18152.49                    19282.50
  1992/07/31      18544.34                    20071.15
  1992/08/31      18162.29                    19659.70
  1992/09/30      18347.76                    19891.68
  1992/10/31      18574.15                    19961.30
  1992/11/30      18987.57                    20641.98
  1992/12/31      19396.71                    20895.88
  1993/01/31      19908.77                    21071.40
  1993/02/28      20081.82                    21357.97
  1993/03/31      20678.30                    21808.63
  1993/04/30      20678.30                    21280.86
  1993/05/31      21184.66                    21851.19
  1993/06/30      21217.13                    21914.55
  1993/07/31      21237.91                    21826.90
  1993/08/31      22226.37                    22654.14
  1993/09/30      22429.58                    22479.70
  1993/10/31      22800.41                    22945.03
  1993/11/30      22193.60                    22727.05
  1993/12/31      22958.27                    23002.05
  1994/01/31      23935.22                    23784.12
  1994/02/28      23458.66                    23139.57
  1994/03/31      22391.80                    22130.68
  1994/04/30      22918.38                    22413.96
  1994/05/31      22894.45                    22781.54
  1994/06/30      22365.31                    22223.40
  1994/07/31      23098.40                    22952.32
  1994/08/31      24103.14                    23893.37
  1994/09/30      23596.77                    23307.98
  1994/10/31      24103.68                    23832.41
  1994/11/30      23254.60                    22964.43
  1994/12/31      23550.77                    23305.00
  1995/01/31      23512.54                    23909.30
  1995/02/28      24315.40                    24841.04
  1995/03/31      25196.84                    25574.10
  1995/04/30      25811.71                    26327.26
  1995/05/31      26247.24                    27379.56
  1995/06/30      27081.80                    28015.58
  1995/07/31      28317.47                    28944.58
  1995/08/31      28779.82                    29017.23
  1995/09/30      29625.07                    30241.76
  1995/10/31      29279.82                    30133.80
  1995/11/30      30514.75                    31456.67
  1995/12/31      31286.73                    32062.53
  1996/01/31      32047.79                    33153.93
  1996/02/29      32449.08                    33461.27
  1996/03/31      33058.87                    33783.50
  1996/04/30      33586.93                    34281.47
  1996/05/31      34240.04                    35165.59
  1996/06/30      34392.73                    35299.57
  1996/07/31      32899.82                    33740.04
  1996/08/31      33817.81                    34451.61
  1996/09/30      35548.53                    36390.55
  1996/10/31      36132.03                    37394.20
  1996/11/30      38301.45                    40220.83
  1996/12/31      37488.94                    39424.06
  1997/01/31      39067.42                    41887.27
  1997/02/28      39446.87                    42215.67
  1997/03/31      37497.24                    40481.03
  1997/04/30      39674.30                    42897.74
  1997/05/31      41851.36                    45509.36
  1997/06/30      44012.91                    47548.18
  1997/07/31      47722.63                    51331.58
  1997/08/31      45262.59                    48455.99
  1997/09/30      47675.17                    51109.92
  1997/10/31      46348.67                    49402.85
  1997/11/30      48401.59                    51689.71
  1997/12/31      49507.74                    52577.22
IMATRL PRASUN   SHR__CHT 19971231 19980109 160200 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Fund on December 31, 1987. As the chart shows, by December 31, 1997, the value of the investment would have grown to $49,508 - a 395.08% increase on the initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends and capital gain, if any, reinvested, the same $10,000 investment would have grown to $52,577 - a 425.77% increase. UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW


An interview with Beth Terrana, Portfolio Manager of Fidelity Fund
Q. HOW DID THE FUND PERFORM, BETH?
A. Quite well. For the six months that ended December 31, 1997, the fund returned 12.48%. This topped the Standard & Poor's 500 Index, which returned 10.58% during the same period. The fund also outperformed the growth and income funds average, which returned 9.93%, according to Lipper Analytical Services. For the 12 months that ended December 31, 1997, the fund returned 32.06%. The index and the Lipper peer group returned 33.36% and 27.14%, respectively, during that time.
Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG SHOWING?
A. The main driver behind the fund's solid performance - and the area where I focus most of my attention - was stock selection. Foremost, I'd point to retail store investments, where both stock picking and an industry overweighting - more than double that of the S&P 500 - were positive contributors. During the period, in fact, retailing stocks were among the strongest industry groups in the S&P 500. Specifically, good individual contributors included Consolidated Stores - which owns Kay-Bee Toy stores - and Gap, Inc., which operates several leading-edge apparel chains. The fund also benefited from stock selection within the finance, health care and technology sectors. Strong performers in these industries included BankAmerica, drug-maker Bristol-Myers Squibb and personal computer-maker Compaq.
Q. CONTINUING WITH THE RETAIL STORY, THE FUND'S EXPOSURE TO THIS SECTOR CLIMBED TO AROUND 10% OF ASSETS AS OF DECEMBER 31. WHY WERE THESE STOCKS APPEALING?
A. I detected several positive industry trends that I felt provided a favorable backdrop. Among these trends were a reduction in store overcapacity - or less overall floor space - that had hurt the industry for some time; a keener focus on the bottom line, or earnings, by company managements; and new-found attention to returns on invested capital. While it would be a stretch to say that all retailers recently have mended their ways, it was clear to me that there were a number of attractive stocks with the potential for upward revaluations of their price-to-earnings (P/E) multiples. The story behind big discounter Wal-Mart - the fund's largest retail investment at the end of the period - illustrates my theory. Following the company's rapid growth during the 1980s - which resulted in very strong stock appreciation - Wal-Mart's returns deteriorated and its stock dramatically underperformed the market from 1993 through 1996. Recognizing that it had a problem, Wal-Mart committed itself to a new financial discipline, emphasizing returns on its capital base, and earnings growth began to accelerate. Based on these positive developments, the stock recently began to perform well.
Q. WHAT CHARACTERISTICS DO YOU LOOK FOR WHEN DECIDING WHETHER TO BUY A
STOCK?
A. I've always been a bottom-up investor who believes that superior investment performance emanates from owning stocks of companies with improving financial returns. Improvements in financial returns drive both sustainable improvements in a company's secular growth rate, and its earnings power. When I'm analyzing the pros and cons of a stock, the important factors I look for include restructuring potential, rising returns on invested capital, good balance sheet management, strong free cash flow and shareholder-friendly management. More recently, global franchises and strong brands have also increasingly become important factors. I've generally found that companies exhibiting some or all of these attributes tend to generate improving financial returns - including expanding profit margins and accelerating earnings growth rates - through time. Further, as a firm's financial returns improve, its stock is likely to be rewarded with a higher valuation once the market catches on.
Q. TIME WARNER IS A RELATIVELY NEW TOP 10 HOLDING. WHAT MADE THIS STOCK ATTRACTIVE DURING THE PERIOD?
A. Fundamentally, the company has a number of media franchises - including Warner Brothers, Time Warner Cable, CNN and Time magazine - with wide global reach. Also, the company has been focusing intently on improving its financial returns. For example, previously high levels of capital spending - largely related to its cable television operations - were expected to peak and then decline, a development that I felt could enhance the company's free-cash-flow dynamics. The potential for this to occur - and for Time Warner to continue expanding and enhancing its worldwide franchises as a result - made this stock attractive.
Q. WHICH OTHER STOCKS PERFORMED WELL DURING THE PERIOD? WHICH WERE DISAPPOINTMENTS?
A. Other strong performers included General Electric, diversified-industrial Tyco International and IBM. There weren't any major setbacks, but several smaller positions - including Columbia/HCA Healthcare and Waste Management - lagged the market. The fund no longer held Waste Management at the close of the period.
Q. WHAT'S YOUR OUTLOOK FOR THE COMING MONTHS?
A. Given the economic difficulties we saw in Southeast Asia during the last quarter of 1997, global economic growth may be sluggish. If there is such a slowdown, stocks with predictable, sustainable earnings growth likely will outperform economically sensitive cyclical stocks and commodities-based stocks. Of course, those companies with significant revenue exposure to the Asian region could be particularly affected, so I'll continue to try to limit the fund's investments to companies whose earnings are susceptible to such a slowdown.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BETH TERRANA DISCUSSES
CORPORATE RESTRUCTURING:
"During the past decade, we've
witnessed enormous
improvements in the
competitiveness of U.S.
companies. These improvements
have been achieved mostly
through productivity-enhancing
measures, such as cutting costs
and improving technology. Given
this backdrop, I'm often asked
whether U.S. companies can
continue to derive gains from
these efforts. I believe the answer
is `yes,' but that we are entering a new and somewhat different phase.
"While undoubtedly there will
always be ways to reduce costs
and increase productivity, the
majority of the basic
income-related improvements
have been accomplished. Instead,
companies are now more focused
on their balance sheets. Under this
new balance-sheet-driven
approach, managements are
zeroed in on deploying capital to
maximize shareholder returns
on capital. In keeping with this
philosophy, businesses that
generate robust returns on capital
are grown, while underperformers
are either fixed or perhaps sold to
other companies that may have
synergies or scale economies that
could lead to enhanced returns."
FUND FACTS
GOAL: to increase the value of
the fund's shares over the long
term by investing mainly in
equity securities with good
prospects for growth and
current income
FUND NUMBER: 003
TRADING SYMBOL: FFIDX
START DATE: April 30, 1930
SIZE: as of December 31,
1997, more than $6.5 billion
MANAGER: Beth Terrana, since
1993; joined Fidelity in 1983
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF DECEMBER 31, 1997
                                % OF FUND'S    % OF FUND'S INVESTMENTS
                                INVESTMENTS    IN THESE STOCKS
                                               6 MONTHS AGO

GENERAL ELECTRIC CO.            3.4            3.6

TYCO INTERNATIONAL LTD.         3.4            2.3

BRISTOL-MYERS SQUIBB CO.        2.5            1.8

BANKAMERICA CORP.               2.3            2.4

PHILIP MORRIS COMPANIES, INC.   2.3            2.5

WAL-MART STORES, INC.           2.1            0.6

TIME WARNER, INC.               2.0            0.6

CONSOLIDATED STORES CORP.       1.7            1.8

CITICORP                        1.7            1.9

AMERICAN HOME PRODUCTS CORP.    1.5            1.2

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1997
                                   % OF FUND'S    % OF FUND'S INVESTMENTS
                                   INVESTMENTS    IN THESE MARKET SECTORS
                                                  6 MONTHS AGO

FINANCE                            20.0           15.0

HEALTH                             13.4           12.6

RETAIL & WHOLESALE                 10.6           9.7

INDUSTRIAL MACHINERY & EQUIPMENT   9.6            9.6

NONDURABLES                        9.6            9.2

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF DECEMBER 31, 1997 * AS OF JUNE 30, 1997**
ROW: 1, COL: 1, VALUE: 5.3
ROW: 1, COL: 2, VALUE: 1.4
ROW: 1, COL: 3, VALUE: 93.3
STOCKS 96.3%
BONDS 0.8%
SHORT-TERM
INVESTMENTS 2.9%
FOREIGN
INVESTMENTS 7.4%
STOCKS 93.3%
BONDS 1.4%
SHORT-TERM
INVESTMENTS 5.3%
FOREIGN
INVESTMENTS 6.1%
ROW: 1, COL: 1, VALUE: 2.9
ROW: 1, COL: 2, VALUE: 1.5
ROW: 1, COL: 3, VALUE: 95.5
*
**
INVESTMENTS DECEMBER 31, 1997 (UNAUDITED)

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 92.3%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 1.8%
AEROSPACE & DEFENSE - 1.4%
AlliedSignal, Inc.   1,211,500 $ 47,173
Textron, Inc.   709,200  44,325
  91,498
DEFENSE ELECTRONICS - 0.4%
Litton Industries, Inc. (a)  92,600  5,324
Raytheon Co. Class B  387,800  19,584
  24,908
TOTAL AEROSPACE & DEFENSE   116,406
BASIC INDUSTRIES - 1.2%
CHEMICALS & PLASTICS - 1.2%
Air Products & Chemicals, Inc.   201,300  16,557
Cytec Industries, Inc. (a)  135,300  6,351
Monsanto Co.   490,300  20,593
Praxair, Inc.   134,160  6,037
Sealed Air Corp. (a)  449,300  27,744
  77,282
CONSTRUCTION & REAL ESTATE - 2.3%
BUILDING MATERIALS - 1.3%
Masco Corp.   1,465,200  74,542
Sherwin-Williams Co.   235,200  6,527
  81,069
REAL ESTATE INVESTMENT TRUSTS - 1.0%
Captec Net Lease Realty, Inc.   190,000  3,266
Duke Realty Investors, Inc.   787,066  19,086
Equity Residential Properties Trust (SBI)  405,100  20,483
Public Storage, Inc.   664,000  19,505
Storage USA, Inc.  136,400  5,447
  67,787
TOTAL CONSTRUCTION & REAL ESTATE   148,856
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - 2.0%
AUTOS, TIRES, & ACCESSORIES - 0.3%
Eaton Corp.   124,700 $ 11,129
Navistar International Corp. (a)  340,400  8,446
  19,575
CONSUMER DURABLES - 0.6%
Minnesota Mining & Manufacturing Co.   472,700  38,791
CONSUMER ELECTRONICS - 0.5%
Newell Co.   661,300  28,105
Philips Electronics NV  66,900  4,048
  32,153
TEXTILES & APPAREL - 0.6%
Liz Claiborne, Inc.   346,700  14,496
VF Corp.   538,900  24,756
  39,252
TOTAL DURABLES   129,771
ENERGY - 6.1%
ENERGY SERVICES - 0.4%
Halliburton Co.   202,000  10,491
Schlumberger Ltd.   87,400  7,036
Weatherford Enterra, Inc. (a)  180,000  7,875
  25,402
OIL & GAS - 5.7%
British Petroleum PLC ADR  1,064,863  84,856
Burlington Resources, Inc.   154,400  6,919
Chevron Corp.   342,500  26,373
Exxon Corp.   358,000  21,905
Mobil Corp.   459,900  33,199
Royal Dutch Petroleum Co.   1,070,700  58,019
Texaco, Inc.   1,120,500  60,927
Tosco Corp.   512,700  19,386
Total SA sponsored ADR  468,700  26,013
USX-Marathon Group  1,163,300  39,261
  376,858
TOTAL ENERGY   402,260
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - 20.0%
BANKS - 9.7%
Bank of New York Co., Inc.   1,383,000 $ 79,955
BankAmerica Corp.   2,105,500  153,701
Chase Manhattan Corp.  646,500  70,792
Citicorp  857,800  108,458
Comerica, Inc.   281,500  25,405
Mellon Bank Corp.   321,200  19,473
National City Corp.   665,196  43,736
NationsBank Corp.   441,400  26,843
North Fork Bancorp., Inc.   110,500  3,709
U.S. Bancorp  660,600  73,946
Wells Fargo & Co.   94,200  31,975
  637,993
CREDIT & OTHER FINANCE - 2.8%
American Express Co.   1,038,864  92,719
Associates First Capital Corp.   259,200  18,435
Household International, Inc.   389,911  49,738
Transamerica Corp.   192,600  20,512
  181,404
FEDERAL SPONSORED CREDIT - 2.2%
Federal Home Loan Mortgage Corporation  1,710,200  71,722
Federal National Mortgage Association  1,263,900  72,121
  143,843
INSURANCE - 3.8%
AFLAC, Inc.   445,900  22,797
Allstate Corp.   752,500  68,383
American International Group, Inc.   376,000  40,890
MGIC Investment Corp.   107,000  7,115
Progressive Corp.  118,400  14,193
Travelers Property Casualty Corp. Class A  799,000  35,156
Travelers Group, Inc. (The)  931,150  50,166
UNUM Corp.   206,100  11,207
  249,907
SAVINGS & LOANS - 1.2%
Charter One Financial Corp.   184,590  11,652
Dime Bancorp., Inc.   887,800  26,856
Washington Mutual, Inc.   628,460  40,104
  78,612
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
SECURITIES INDUSTRY - 0.3%
Morgan Stanley, Dean Witter, Discover and Co.  406,300 $ 24,022
TOTAL FINANCE   1,315,781
HEALTH - 12.7%
DRUGS & PHARMACEUTICALS - 8.4%
American Home Products Corp.   1,329,600  101,715
Bristol-Myers Squibb Co.   1,760,000  166,540
Cytyc Corp. (a)  322,100  8,012
Merck & Co., Inc.   954,200  101,384
Pfizer, Inc.   673,800  50,240
Schering-Plough Corp.   1,308,800  81,309
SmithKline Beecham PLC ADR  879,200  45,224
  554,424
MEDICAL EQUIPMENT & SUPPLIES - 3.3%
Baxter International, Inc.   765,000  38,584
Cardinal Health, Inc.   592,200  44,489
Johnson & Johnson  1,066,700  70,269
McKesson Corp.  257,200  27,826
Medtronic, Inc.   438,800  22,955
St. Jude Medical, Inc. (a)  171,900  5,243
Sofamor/Danek Group, Inc. (a)  103,000  6,701
  216,067
MEDICAL FACILITIES MANAGEMENT - 1.0%
Columbia/HCA Healthcare Corp.   2,167,900  64,224
TOTAL HEALTH   834,715
INDUSTRIAL MACHINERY & EQUIPMENT - 9.1%
ELECTRICAL EQUIPMENT - 4.5%
Alcatel Alsthom Compagnie Generale d'Electricite
 SA sponsored ADR  184,000  4,657
Alcatel Alsthom Compagnie Generale d'Electricite SA  241,900  30,722
Emerson Electric Co.   724,400  40,883
General Electric Co.   3,004,300  220,441
  296,703
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 4.6%
Illinois Tool Works, Inc.   124,200 $ 7,468
Ingersoll-Rand Co.   486,100  19,687
Stanley Works  1,117,600  52,737
Tyco International Ltd.  4,889,300  220,324
  300,216
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   596,919
MEDIA & LEISURE - 7.1%
BROADCASTING - 2.6%
Comcast Corp. Class A special  414,300  13,077
Tele-Communications, Inc. (TCI Group), Series A  1,033,100  28,862
Time Warner, Inc.   2,092,166  129,714
  171,653
ENTERTAINMENT - 1.6%
Carnival Cruise Lines, Inc. Class A  298,800  16,546
Disney (Walt) Co.   566,900  56,159
Viacom, Inc. Class B (non-vtg.) (a)  672,300  27,858
  100,563
LEISURE DURABLES & TOYS - 0.2%
Mattel, Inc.   409,200  15,243
PUBLISHING - 2.7%
Cognizant Corp.   731,800  32,611
Harcourt General, Inc.   445,700  24,402
McGraw-Hill, Inc.   338,400  25,042
Pearson PLC  1,118,400  14,575
Times Mirror Co. Class A  589,700  36,266
Tribune Co.   327,500  20,387
US WEST Media Group (a)  866,300  25,014
  178,297
TOTAL MEDIA & LEISURE   465,756
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - 9.6%
BEVERAGES - 0.2%
Coca-Cola Co. (The)  237,700 $ 15,837
FOODS - 2.7%
Campbell Soup Co.   583,600  33,922
Dole Food, Inc.   289,900  13,263
General Mills, Inc.   361,500  25,892
Heinz (H.J.) Co.   1,019,600  51,808
Kellogg Co.   313,400  15,553
Sara Lee Corp.   650,800  36,648
  177,086
HOUSEHOLD PRODUCTS - 4.0%
Clorox Co.   260,400  20,588
Gillette Co.   373,000  37,463
Procter & Gamble Co.   1,226,300  97,874
Unilever PLC Ord.   3,902,400  33,496
Unilever NV ADR  1,170,400  73,077
  262,498
TOBACCO - 2.7%
Philip Morris Companies, Inc.   3,263,100  147,859
RJR Nabisco Holdings Corp.   689,800  25,868
  173,727
TOTAL NONDURABLES   629,148
PRECIOUS METALS - 0.0%
Getchell Gold Corp. (a)  119,087  2,858
RETAIL & WHOLESALE - 10.3%
APPAREL STORES - 1.6%
Gap, Inc.   293,750  10,409
Payless ShoeSource, Inc. (a)  977,100  65,588
TJX Companies, Inc.   823,800  28,318
  104,315
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
DRUG STORES - 1.2%
CVS Corp.   1,236,913 $ 79,240
GENERAL MERCHANDISE STORES - 6.9%
Carson Pirie Scott & Co. (a)  405,600  20,331
Consolidated Stores Corp. (a)  2,530,893  111,201
Dayton Hudson Corp.   732,200  49,423
Federated Department Stores, Inc. (a)  2,224,900  95,810
Meyer (Fred), Inc. (a)  336,900  12,255
Penney (J.C.) Co., Inc.   378,200  22,810
Proffitts, Inc. (a)  274,500  7,806
Wal-Mart Stores, Inc.   3,461,800  136,525
  456,161
RETAIL & WHOLESALE, MISCELLANEOUS - 0.6%
Home Depot, Inc. (The)  673,100  39,629
TOTAL RETAIL & WHOLESALE   679,345
SERVICES - 2.8%
ADVERTISING - 1.1%
Omnicom Group, Inc.   1,754,600  74,351
LEASING & RENTAL - 0.3%
Ryder Systems, Inc.   531,500  17,407
PRINTING - 0.5%
Donnelley (R.R.) & Sons Co.   583,000  21,717
Reynolds & Reynolds Co. Class A  473,400  8,728
  30,445
SERVICES - 0.9%
Ecolab, Inc.   593,000  32,875
Service Corp. International  756,609  27,947
  60,822
TOTAL SERVICES   183,025
TECHNOLOGY - 5.5%
COMMUNICATIONS EQUIPMENT - 0.2%
Cisco Systems, Inc. (a)  59,550  3,320
Lucent Technologies, Inc.   158,900  12,692
  16,012
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - 1.2%
Microsoft Corp. (a)  505,800 $ 65,375
Oracle Corp. (a)  488,700  10,904
  76,279
COMPUTERS & OFFICE EQUIPMENT - 3.3%
Compaq Computer Corp.   479,450  27,059
Diebold, Inc.   431,050  21,822
EMC Corp. (a)  510,700  14,012
International Business Machines Corp.   439,900  45,997
Pitney Bowes, Inc.   703,100  63,235
Unisys Corp. (a)  118,382  1,643
Xerox Corp.   582,800  43,018
  216,786
ELECTRONICS - 0.7%
Altera Corp. (a)  429,100  14,214
Intel Corp.   336,400  23,632
Texas Instruments, Inc.   255,400  11,493
  49,339
PHOTOGRAPHIC EQUIPMENT - 0.1%
Polaroid Corp.   70,400  3,427
TOTAL TECHNOLOGY   361,843
UTILITIES - 1.8%
ELECTRIC UTILITY - 0.1%
Edison International  327,700  8,909
TELEPHONE SERVICES - 1.7%
AT&T Corp.   666,300  40,811
Brooks Fiber Properties, Inc. (a)  169,300  9,312
Frontier Corp.   201,700  4,853
MCI Communications Corp.   1,223,400  52,377
Telefonos de Mexico SA sponsored ADR representing Ord.
 Class L shares  38,900  2,181
  109,534
TOTAL UTILITIES   118,443
TOTAL COMMON STOCKS
(Cost $4,486,981)   6,062,408
CONVERTIBLE PREFERRED STOCKS - 1.0%
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - 0.0%
AUTOS, TIRES, & ACCESSORIES - 0.0%
Republic Industries, Inc. $1.55  77,900 $ 1,831
ENERGY - 0.3%
OIL & GAS - 0.3%
Tosco Financing Trust $2.875 TOPRS (c)  258,200  16,703
Tosco Financing Trust $2.875  67,600  4,377
  21,080
HEALTH - 0.7%
MEDICAL EQUIPMENT & SUPPLIES - 0.7%
McKesson Financing Trust $2.50 TOPRS (c)  297,400  22,714
McKesson Financing Trust $2.50  258,400  19,735
  42,449
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $53,151)   65,360
CONVERTIBLE BONDS - 1.4%
 MOODY'S PRINCIPAL
 RATINGS AMOUNT (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
POLLUTION CONTROL - 0.5%
USA Waste Services, Inc. 4%, 2/1/02  Ba2 $ 23,550  26,023
United Waste Systems, Inc. 4 1/2%, 6/1/01  Ba3  6,250  8,531
  34,554
RETAIL & WHOLESALE - 0.3%
GENERAL MERCHANDISE STORES - 0.1%
Federated Department Stores, Inc. 5%, 10/1/03 Baa3 6,940 9,334 RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%
Home Depot, Inc. 3 1/4%, 10/1/01  A1  8,020  10,707
TOTAL RETAIL & WHOLESALE   20,041
CONVERTIBLE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE (NOTE 1)
 RATINGS AMOUNT (000S) (000S)
TECHNOLOGY - 0.6%
COMPUTERS & OFFICE EQUIPMENT - 0.4%
EMC Corp. 3 1/4%, 3/15/02  Ba3 $ 9,630 $ 12,904
Unisys Corp. 8 1/4%, 3/15/06  B3  7,110  15,047
  27,951
ELECTRONIC INSTRUMENTS - 0.2%
Thermo Electron Corp.
 4 1/8%, 1/1/03 (c)  Ba2  7,210  9,021
TOTAL TECHNOLOGY   36,972
TOTAL CONVERTIBLE BONDS
(Cost $89,263)   91,567
CASH EQUIVALENTS - 5.3%
 SHARES

Taxable Central Cash Fund (b) (Cost $350,376)    350,376,380  350,376
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $4,979,771)  $ 6,569,711
SECURITY TYPE ABBREVIATIONS
TOPRS - Trust Originated
  Preferred Securities
LEGEND
1. Non-income producing
2. At period end, the seven-day yield of the Taxable Central Cash Fund was 5.69%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $48,438,000 or 0.7% of net assets.
INCOME TAX INFORMATION
At December 31, 1997, the aggregate cost of investment securities for income tax purposes was $4,983,090,000. Net unrealized appreciation aggregated $1,586,621,000, of which $1,628,614,000 related to appreciated investment securities and $41,993,000 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

(EXCEPT PER-SHARE AMOUNT) DECEMBER 31, 1997 (UNAUDITED)

4.ASSETS                                                        5.         6.

7.INVESTMENT IN SECURITIES, AT VALUE (COST $4,979,771) -        9.         $ 6,569,711
8. SEE ACCOMPANYING SCHEDULE

10.CASH                                                         11.         96


12.RECEIVABLE FOR INVESTMENTS SOLD                              13.         50,740

14.RECEIVABLE FOR FUND SHARES SOLD                              15.         43,069

16.DIVIDENDS RECEIVABLE                                         17.         8,058

18.INTEREST RECEIVABLE                                          19.         2,734

20.OTHER RECEIVABLES                                            21.         389

22. 23.TOTAL ASSETS                                             24.         6,674,797

25.LIABILITIES                                                  26.        27.

28.PAYABLE FOR INVESTMENTS PURCHASED                            $ 69,720   29.

30.PAYABLE FOR FUND SHARES REDEEMED                              34,762    31.

32.DISTRIBUTIONS PAYABLE                                         15,275    33.

34.ACCRUED MANAGEMENT FEE                                        2,059     35.

36.OTHER PAYABLES AND ACCRUED EXPENSES                           1,170     37.

38.COLLATERAL ON SECURITIES LOANED, AT VALUE                     34,199    39.

40. 41.TOTAL LIABILITIES                                        42.         157,185

43.44.NET ASSETS                                                45.        $ 6,517,612

46.NET ASSETS CONSIST OF:                                       47.        48.

49.PAID IN CAPITAL                                              50.        $ 4,751,272

51.UNDISTRIBUTED NET INVESTMENT INCOME                          52.         1,086

53.ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON        54.         175,319
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

55.NET UNREALIZED APPRECIATION (DEPRECIATION) ON                56.         1,589,935
INVESTMENTS AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

57.58.NET ASSETS, FOR 218,622 SHARES OUTSTANDING                59.        $ 6,517,612

60.61.NET ASSET VALUE, OFFERING PRICE AND REDEMPTION            63.         $29.81
PRICE
62. PER SHARE ($6,517,612 (DIVIDED BY) 218,622 SHARES)


STATEMENT OF OPERATIONS

 SIX MONTHS ENDED DECEMBER 31, 1997 (UNAUDITED)

64.INVESTMENT INCOME                                           66.        $ 43,005
65.DIVIDENDS

67.INTEREST (INCLUDING INCOME ON SECURITIES LOANED OF $175)    68.         7,374

69. 70.TOTAL INCOME                                            71.         50,379

72.EXPENSES                                                    73.        74.

75.MANAGEMENT FEE                                              $ 11,681   76.

77.TRANSFER AGENT FEES                                          5,113     78.

79.ACCOUNTING FEES AND SECURITY LENDING FEES                    409       80.

81.NON-INTERESTED TRUSTEES' COMPENSATION                        11        82.

83.CUSTODIAN FEES AND EXPENSES                                  18        84.

85.REGISTRATION FEES                                            370       86.

87.AUDIT                                                        34        88.


89.LEGAL                                                        30        90.


91.MISCELLANEOUS                                                155       92.

93. TOTAL EXPENSES BEFORE REDUCTIONS                            17,821    94.

95. EXPENSE REDUCTIONS                                          (717)      17,104

96.97.NET INVESTMENT INCOME                                    98.         33,275

99.REALIZED AND UNREALIZED GAIN (LOSS)                         101.       102.
100.NET REALIZED GAIN (LOSS) ON:

103. INVESTMENT SECURITIES                                      470,996   104.

105. FOREIGN CURRENCY TRANSACTIONS                              (2)        470,994

106.CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)       107.       108.
ON:

109. INVESTMENT SECURITIES                                      193,262   110.

111. ASSETS AND LIABILITIES IN FOREIGN CURRENCIES               (3)        193,259

112.113.NET GAIN (LOSS)                                        114.        664,253

115.116.NET INCREASE (DECREASE) IN NET ASSETS RESULTING        119.       $ 697,528
117.118.
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS ENDED    YEAR ENDED
                                                         DECEMBER 31, 1997   JUNE 30,
                                                         (UNAUDITED)         1997

120.INCREASE (DECREASE) IN NET ASSETS

121.OPERATIONS                                           $ 33,275            $ 60,326
NET INVESTMENT INCOME

122. NET REALIZED GAIN (LOSS)                             470,994             254,991

123. CHANGE IN NET UNREALIZED APPRECIATION                193,259             835,122
(DEPRECIATION)

124.                                                      697,528             1,150,439
125.NET INCREASE (DECREASE) IN NET ASSETS RESULTING

126.
127.FROM OPERATIONS

128.DISTRIBUTIONS TO SHAREHOLDERS                         (32,681)            (59,829)
FROM NET INVESTMENT INCOME

129. FROM NET REALIZED GAIN                               (474,961)           (294,229)

130. 131.TOTAL DISTRIBUTIONS                              (507,642)           (354,058)

132.SHARE TRANSACTIONS                                    1,509,217           2,094,284
NET PROCEEDS FROM SALES OF SHARES

133. REINVESTMENT OF DISTRIBUTIONS                        472,772             325,419

134. COST OF SHARES REDEEMED                              (1,162,946)         (1,654,747)

135.136.                                                  819,043             764,956
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
137.
138.FROM SHARE TRANSACTIONS

139.                                                      1,008,929           1,561,337
140.TOTAL INCREASE (DECREASE) IN NET ASSETS

141.NET ASSETS                                           142.                143.

144. BEGINNING OF PERIOD                                  5,508,683           3,947,346

145.                                                     $ 6,517,612         $ 5,508,683
END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
INCOME OF $1,086 AND $492, RESPECTIVELY)

146.OTHER INFORMATION                                    148.                149.
147.SHARES

150. SOLD                                                 50,022              82,904

151. ISSUED IN REINVESTMENT OF DISTRIBUTIONS              16,211              13,949

152. REDEEMED                                             (38,717)            (65,855)

153. NET INCREASE (DECREASE)                              27,516              30,998




154.                              SIX MONTHS ENDED                   YEARS ENDED JUNE 30, SIX MONTHS ENDED   YEAR ENDED
                                       DECEMBER 31,                   JUNE 30,            DECEMBER 31,
                                          1997

155.                                      (UNAUDITED)      1997       1996      1995      1994       1993         1992


156.157.SELECTED PER-SHARE DATA


158.NET ASSET VALUE, BEGINNING OF PERIOD      $ 28.83      $ 24.65    $ 21.04   $ 18.61   $ 20.42   $ 18.94       $ 18.46

159.INCOME FROM INVESTMENT OPERATIONS                                                                         160.

161. NET INVESTMENT INCOME                   .16 D        .34 D      .39       .38       .27       .29 E         .45

162. NET REALIZED AND UNREALIZED GAIN (LOSS)   3.33         5.99       5.04      3.35      .79       1.48          1.09

163. TOTAL FROM INVESTMENT OPERATIONS          3.49         6.33       5.43      3.73      1.06      1.77          1.54

164.

165.LESS DISTRIBUTIONS

166. FROM NET INVESTMENT INCOME                (.16)        (.33)      (.41)     (.36)     (.31)     (.22)         (.48)

167. FROM NET REALIZED GAIN                    (2.35)       (1.82)     (1.41)    (.94)     (2.56)    (.07)         (.58)

168. TOTAL DISTRIBUTIONS                       (2.51)       (2.15)     (1.82)    (1.30)    (2.87)    (.29)         (1.06)

169.NET ASSET VALUE, END OF PERIOD            $ 29.81      $ 28.83    $ 24.65   $ 21.04   $ 18.61   $ 20.42       $ 18.94

170.171.TOTAL RETURN B, C                      12.48%       27.97%     27.00%    21.09%    5.41%     9.39%         8.46%

172.173.RATIOS AND SUPPLEMENTAL DATA                                                                          174.

175.NET ASSETS, END OF PERIOD (IN MILLIONS)   $ 6,518      $ 5,509    $ 3,947   $ 2,404   $ 1,592   $ 1,439       $ 1,354

176.RATIO OF EXPENSES TO AVERAGE NET ASSETS   .58% A       .62%       .63%      .66%      .68%      .66% A        .67%

177.RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER EXPENSE                                 .55% A, F    .59% F     .60% F    .64% F    .65% F    .66% A        .67%
REDUCTIONS

178.RATIO OF NET INVESTMENT INCOME TO AVERAGE
NET ASSETS                                     1.08% A      1.34%      1.71%     2.18%     1.85%     2.94% A, E    2.37%

179.PORTFOLIO TURNOVER RATE                    87% A        107%       150%      157%      207%      261% A        151%

180.AVERAGE COMMISSION RATE G                 $ .0416      $ .0420





A ANNUALIZED B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS). D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON
AVERAGE SHARES OUTSTANDING DURING THE PERIOD. E INVESTMENT INCOME PER SHARE
REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.06 PER SHARE. F FMR OR
THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER
PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS). G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A
FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY
TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO
PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1997 (Unaudited)


6. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Fund (the fund) is a fund of Fidelity Hastings Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, market discount, partnerships, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
7. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (formerly FMR Texas Inc.), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
8. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,761,450,000 and $2,564,464,000, respectively.
9. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser,FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .09%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .38% of average net assets.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .17% of average net assets.
ACCOUNTING AND SECURITY LENDING FEES. FSC maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $810,000 for the period.
10. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, the value of the securities loaned and the value of collateral amounted to $33,080,000 and $34,199,000, respectively.
11. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $594,000 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian and transfer agent fees were reduced by $3,000 and $120,000, respectively, under these arrangements.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.
 To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
LOUISIANA
201 St. Charles Avenue
New Orleans, LA
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Beth Terrana, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FIDELITY'S GROWTH AND INCOME FUNDS
Balanced Fund
Convertible Securities Fund
Equity-Income Fund
Equity-Income II Fund
Fidelity Fund
Global Balanced Fund
Growth & Income Portfolio
Puritan(registered trademark) Fund
Real Estate Investment Portfolio
Utilities Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE